Supplement dated January 1, 2002 to
Mosaic Government Money Market Prospectus and Statement of Additional Information dated February 1, 2001

References to Firstar Bank, NA (the custodian) and Firstar Mutual Fund Services, LLC (the transfer agent) in the prospectus and Mosaic’s Guide to Doing Business shall now refer to US Bank, NA and US Bancorp Fund Services, LLC, respectively.